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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-80435, 333-38883, 333-55903, 333-56493 and
333-84871) of ITT Educational Services, Inc. of our report dated January 19, 2001, except for Note 10, as to which the date is February 6, 2001, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Indianapolis, Indiana
March 29, 2001